UMC ACQUISITION (Details) - USD ($)	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
INCOME TAXES
Cash		$ 317,136
Accounts receivables, net of allowances		239,964
Other current assets	$ 2,165	2,165	$ 7,060
Property and equipments		567,216
Goodwill	$ 3,553,698	3,553,698	$ 0
Accounts payables		(62,877)
Accrued expenses, net		(57,553)
Notes payables		(3,259,749)
Total assets and liabilities		$ 1,300,000